T. Rowe Price Institutional International Core Equity Fund

Supplement to Prospectus and Summary Prospectus Dated March 1, 2020, as supplemented

IMPORTANT INFORMATION ABOUT THE T. ROWE PRICE INSTITUTIONAL INTERNATIONAL CORE EQUITY FUND

On September 21, 2020, the assets and liabilities of the fund were transferred to, and the fund was reorganized into, the T. Rowe Price Overseas Stock Fund through a tax-free reorganization. As a result, the fund is no longer offered to shareholders for purchase.

The date of this supplement is September 22, 2020.

9/22/20